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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                March 30, 2001


                             Tice Technology, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-11591                  62-1647888
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                          Identification Number)

                     ------------------------------------

                           1808-B North Cherry Street
                           Knoxville, Tennessee 37917
                                 (865) 524-1070
    (Address, zip code and telephone number of principal executive offices)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.   Change in Registrant's Certifying Accountant.

     Effective March 30, 2001 pursuant to a resolution of the Board of Directors of Tice Technology, Inc. ("Tice"), Tice changed it auditors from PricewaterhouseCoopers LLP to Coulter & Justus, P.C. The change will be effective for the fiscal year ended March 31, 2001. The change was made in connection with the acquisitions effected by Tice in the third quarter of fiscal 2001, and because the board believes that the change is practical for Tice and provides certain economies. Coulter & Justus, P.C. was originally engaged by Tice on December 4, 2000 to audit the financial statements of the two companies, substantially all of the assets of which were acquired by Tice effective on January 1, 2001.

     The reports of PricewaterhouseCoopers LLP on the financial statements for the years ended March 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through March 30, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During its two most recent fiscal years and through March 30, 2001, Tice has not been advised by its principal accountant: (i) that the internal controls necessary for Tice to develop reliable financial information do not exist; (ii) that information has come to the accountant's attention that has led the accountant to no longer be able to rely on management's representations or that have made the accountant unwilling to be associated with the financial statements prepared by management;
(iii) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements covering a period subsequent to the date of the most recent financial statements covered by an audit report or cause the accountant to be unwilling to rely on management's representations or be associated with Tice's financial statements; or (iv) that information has come to the accountant's attention that the accountant has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     Tice has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 4, 2001, is filed as Exhibit 16 to this Form 8-K.
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Item 7.   Financial Statements and Exhibits.

(a) and (b)    None.

        (c) The following documents are furnished as exhibits to this report:

 Exhibit                                                Page
 Number    Descriptioin of Documents                   Number
 ------    -------------------------                   ------
   16      Letter re change in certifying accountant     4



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Tice Technology, Inc.


Date: April 4, 2001           By:     /s/ Charles R. West
                                     -----------------------------------
                                         Charles R. West, President